UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 30, 2018

iPass Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-50327	93-1214598
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3800 Bridge Parkway, Redwood Shores, California	94065
(Address of principal executive offices)	(Zip Code)
(650) 232-4100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 30, 2018, the Compensation Committee of the Board of Directors of iPass Inc. ("iPass") approved the annual bonus plan for the iPass executive officers (the “2018 Bonus Plan”). Under the 2018 Bonus Plan, the bonus payable to each executive officer will be based upon i) the executive officer's target bonus and ii) the achievement of established targets for annual 2018 revenue (consistent with how iPass calculates and reports revenue in its public filings). In addition to the established revenue targets, to earn any calculated bonus iPass must meet minimum thresholds for cash and Adjusted EBITDA (consistent with how iPass calculates and reports Adjusted EBITDA in its public filings). Bonuses will be calculated and paid after the close of fiscal year 2018.
Failure to meet the floor set for annual revenue or the minimum thresholds for cash and Adjusted EBITDA will result in no bonus earned. If the minimum thresholds for cash and Adjusted EBITDA are met, and at least the minimum amount of revenue under the 2018 Bonus Plan is achieved, then bonus payments will be payable between 50% to 110% of annual target bonuses based upon the actual amount of revenue achieved for 2018. The targets for 2018 were established with difficulty of attainment similar to previous years yet are attainable.
The annual target bonuses for the iPass named executive officers are as follows (no changes from 2017):

Executive Officer	Title	Annual Target Bonus
Gary Griffiths	Chief Executive Officer	$325,000
Patricia Hume	Chief Commercial Officer	$325,000
Darin Vickery	Chief Financial Officer	$100,000
Also on March 30, 2018, the Compensation Committee approved performance stock awards ("PSAs") for the iPass executive officers. The PSAs will vest on February 28, 2019, if iPass Adjusted EBITDA for 2018 meets or exceeds the minimum target set by the Compensation Committee; otherwise, the PSAs will terminate on February 28, 2019.
The number of shares subject to the PSAs for the iPass named executive officers is as follows:

Executive Officer	Title	Number of Shares Subject to PSAs
Gary Griffiths	Chief Executive Officer	500,000
Patricia Hume	Chief Commercial Officer	500,000
Darin Vickery	Chief Financial Officer	500,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPass Inc.
By: /s/ Darin Vickery
Darin Vickery
Chief Financial Officer

Dated: April 3, 2018